Exhibit 10.2(b)


                   Schedule of Warrant (refinancing) Issued by
               NCT Group, Inc. to Carole Salkind on August 1, 2005


                         Expiration           Exercise           Shares
       Grant Date            Date               Price            Granted
       ----------        -----------        -----------        -----------
        08/01/05           08/01/10           $ 0.0101         220,000,000